              Exhibit 99.1

Ooma Reports Third Quarter Fiscal Year 2019 Financial Results

Sunnyvale, Calif., November 27, 2018 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the third quarter of fiscal 2019 ended October 31, 2018.

Third Quarter Fiscal 2019 Financial Highlights

•

Revenue: Total revenue was $32.6 million, up 14% year-over-year. Subscription and services revenue increased to $29.8 million and was 91% of total revenue, driven by 20% year-over-year growth in our business and residential subscription and services revenue.

•

Net Loss: GAAP net loss was $3.5 million, or $0.18 per basic and diluted share, compared to GAAP net loss of $3.2 million, or $0.17 per basic and diluted share, in the third quarter fiscal 2018. Non-GAAP net loss was $0.5 million, or $0.03 per basic and diluted share, compared to non-GAAP net loss of $0.4 million, or $0.02 per basic and diluted share, in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was ($0.2) million compared to ($0.0) million in the prior year period.

For more information about non-GAAP net loss and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Q3 was an outstanding quarter for Ooma, with significant growth in recurring revenues and continued strong execution on our key FY19 strategic initiatives” said Eric Stang, chief executive officer of Ooma. “Core recurring revenues grew 20% year-over-year, driven by over 50% growth in Ooma Business subscription and services revenue. We progressed well on each of our three key initiatives, which are to grow Ooma Office and Ooma Enterprise and add smart security services. We remain confident that our focus on these initiatives will enhance our leadership position and drive continued growth.”

Business Outlook

For the fourth quarter fiscal 2019, Ooma expects to report:

•	Total revenue in the range of $33.0 million to $33.5 million.
•	GAAP net loss in the range of $3.7 million to $4.2 million and GAAP net loss per share in the range of $0.18 to $0.21.
•	Non-GAAP net loss in the range of $0.8 million to $1.2 million and non-GAAP net loss per share in the range of $0.04 to $0.06.

For the full fiscal year 2019, Ooma expects to report:

•	Total revenue in the range of $127.5 million to $128.0 million.
•	GAAP net loss in the range of $14.7 million to $15.3 million, and GAAP net loss per share in the range of $0.74 to $0.77.
•	Non-GAAP net loss in the range of $3.1 million to $3.5 million, and non-GAAP net loss per share in the range of $0.16 to $0.18.

The following is a reconciliation of GAAP net loss to non-GAAP net loss and GAAP basic and diluted net loss per share to non-GAAP basic and diluted net loss per share guidance for the fourth fiscal quarter and the fiscal year ending January 31, 2019 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	January 31, 2019	January 31, 2019
	(unaudited)
GAAP net loss	($3.7)-($4.2)	($14.7)-($15.3)
Stock-based compensation and related taxes	2.7-2.8	10.6-10.8
Acquisition-related costs, amortization of intangible assets and income tax benefit	0.2	1.1
Change in fair value of acquisition-related contingent consideration	—	(0.1)
Non-GAAP net loss	($0.8)-($1.2)	($3.1)-($3.5)

GAAP basic and diluted net loss per share	($0.18)-($0.21)	($0.74)-($0.77)
Stock-based compensation and related taxes	0.13-0.14	0.53-0.54
Acquisition-related costs, amortization of intangible assets and income tax benefit	0.01	0.06
Change in fair value of acquisition-related contingent consideration	—	(0.01)
Non-GAAP basic and diluted net loss per share	($0.04)-($0.06)	($0.16)-($0.18)

Weighted-average number of shares used in per share amounts:
Basic and diluted	20.2	19.9

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, November 27, 2018. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (833) 233-4456, using conference ID “Ooma Third Quarter”. International parties can access the call by dialing +1 (647) 689-4135, using conference ID “Ooma Third Quarter”.

The webcast will be accessible on Ooma's investor relations website at http://investors.ooma.com for a period of one year. A telephonic replay of the conference call will be available through Tuesday, December 4, 2018. To access the replay, parties in the United States and Canada should call +1 (800) 585-8367 and use conference ID 7448595. International parties should call +1 (416) 621-4642 and enter conference ID 7448595.

Conference Schedule

We are pleased to participate in the following conferences during the fourth quarter of fiscal 2019.  Please check with conference hosts for further details.

•	Credit Suisse 22nd Annual Technology, Media & Telecom Conference, November 28, 2018, The Phoenician, Scottsdale
•	UBS 46th Annual Global Media and Communications Conference, December 4, 2018, Grand Hyatt New York, New York
•	Credit Suisse 8th Annual Global Business Services Conference, December 5, 2018, Ritz-Carlton, San Francisco
•	Imperial Capital 15th Annual Security Investor Conference, December 12, 2018, Intercontinental New York Barclay, New York
•	21st Annual Needham Growth Conference, January 15, 2019, Lotte New York Palace Hotel, New York

In addition, Ooma will be participating in the 2019 International CES, January 8-11, 2019, Las Vegas. Our main booth will be 41146 at the Sands Convention Center.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net loss, non-GAAP net loss per share, non-GAAP gross profit and gross margin, non-GAAP operating loss, and Adjusted EBITDA. Adjusted EBITDA represents the net loss before interest and other expense or income, income tax benefit, depreciation and amortization and other non-GAAP expenses.

These non-GAAP financial measures exclude non-cash stock-based compensation expense and related taxes, change in fair value of acquisition-related contingent consideration, acquisition related transaction costs, amortization of acquired intangibles and non-cash acquisition-related income tax benefit.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, SEC filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," "anticipates," and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. This press release also includes forward-looking statements regarding the company’s execution of its initiative to continue the fast growth of Ooma Office, and its execution of this and other initiatives driving long-term shareholder value. Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others:  our inability to attract new customers on a cost-effective basis; our inability to retain customers; intense competition; our reliance on retailers and reseller partnerships to sell our products; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; our limited operating history; and interruptions to our service.  You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including the risk factors contained in our quarterly filing on Form 10-Q for the period ended July 31, 2018, filed with the SEC on September 6, 2018. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features that are flexible and scalable. For consumers, Ooma provides PureVoice HD voice quality, advanced functionality and integration with their mobile devices. Ooma’s groundbreaking smart security solution delivers a full range of wireless security sensors and a smart video camera that put consumers in charge of protecting their homes. Learn more at www.ooma.com.

Ooma, PureVoice HD and the Ooma logo are trademarks of Ooma, Inc. All other company and product names may be trademarks of the respective companies with which they are associated. The detailed terms and conditions of Ooma's products, services, and support are fully set forth in the Terms and Conditions, available online under the "legal" tab on the bottom navigation bar of the Ooma website.

CONTACT:

Investors

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

Media

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

mike.langberg@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	October 31,	January 31,
	2018	2018
Assets
Current assets:
Cash and cash equivalents	$13,356	$4,483
Short-term investments	33,527	47,307
Accounts receivable, net	2,880	2,858
Inventories	7,817	6,079
Other current assets	3,830	4,397
Total current assets	61,410	65,124
Property and equipment, net	4,571	4,732
Intangible assets, net	2,836	1,292
Goodwill	3,803	1,947
Other assets	2,967	336
Total assets	$75,587	$73,431

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$7,866	$5,453
Accrued expenses	17,471	14,777
Deferred revenue	15,098	15,556
Total current liabilities	40,435	35,786
Other liabilities	771	577
Total liabilities	41,206	36,363

Stockholders' equity:
Common stock	3	2
Additional paid-in capital	136,718	128,081
Accumulated other comprehensive loss	(34)	(84)
Accumulated deficit	(102,306)	(90,931)
Total stockholders' equity	34,381	37,068
Total liabilities and stockholders' equity	$75,587	$73,431

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
Revenue:
Subscription and services	$29,794	$25,524	$85,532	$74,830
Product and other	2,814	2,981	8,979	9,440
Total revenue	32,608	28,505	94,511	84,270

Cost of revenue:
Subscription and services	8,796	7,613	26,388	$23,176
Product and other	3,739	3,726	11,339	11,314
Total cost of revenue	12,535	11,339	37,727	34,490
Gross profit	20,073	17,166	56,784	49,780

Operating expenses:
Sales and marketing	10,755	9,127	30,149	27,526
Research and development	8,593	7,476	25,558	21,360
General and administrative	4,589	3,890	13,036	11,511
Total operating expenses	23,937	20,493	68,743	60,397
Loss from operations	(3,864)	(3,327)	(11,959)	(10,617)
Interest and other income, net	224	148	599	423
Loss before income taxes	(3,640)	(3,179)	(11,360)	(10,194)
Income tax benefit	146	—	277	—
Net loss	$(3,494)	$(3,179)	$(11,083)	$(10,194)

Net loss per share of common stock:
Basic and diluted	$(0.18)	$(0.17)	$(0.56)	$(0.55)
Weighted-average number of shares used in per share amounts:
Basic and diluted	19,962,735	18,725,286	19,655,727	18,407,817

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
Cash flows from operating activities:
Net loss	$(3,494)	$(3,179)	$(11,083)	$(10,194)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Stock-based compensation expense	2,658	2,635	7,734	8,726
Depreciation and amortization	655	451	1,717	1,446
Amortization of acquired intangibles	197	80	540	244
Change in fair value of acquisition-related contingent consideration	—	—	(128)	—
Deferred income taxes	(146)	—	(277)	—
Amortization and accretion of premiums from investments	(90)	58	(208)	158
Changes in operating assets and liabilities:
Accounts receivable, net	223	716	(207)	1,172
Inventories	(216)	615	(1,734)	(386)
Deferred inventory costs	(1)	64	41	488
Other assets	(1,189)	(1,368)	(2,822)	(1,233)
Accounts payable and other liabilities	149	661	4,164	1,707
Deferred revenue	(51)	214	458	251
Net cash (used in) provided by operating activities	(1,305)	947	(1,805)	2,379

Cash flows from investing activities:
Purchases of short-term investments	(12,721)	(18,354)	(26,709)	(38,898)
Proceeds from maturities and sales of short-term investments	11,000	13,094	40,762	39,327
Purchases of property and equipment	(583)	(684)	(1,438)	(1,747)
Acquisition of business, net of cash acquired	—	—	(2,402)	—
Net cash (used in) provided by investing activities	(2,304)	(5,944)	10,213	(1,318)

Cash flows from financing activities:
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,098)	(1,470)	(2,298)	(1,973)
Proceeds from issuance of common stock	1,119	981	2,763	1,869
Net cash provided by (used in) financing activities	21	(489)	465	(104)
Net (decrease) increase in cash and cash equivalents	(3,588)	(5,486)	8,873	957
Cash and cash equivalents at beginning of period	16,944	10,433	4,483	3,990
Cash and cash equivalents at end of period	$13,356	$4,947	$13,356	$4,947

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages and per share data)

	Three Months Ended		Nine Months Ended
	October 31,	October 31,	October 31,	October 31,
	2018	2017	2018	2017
Revenue	$32,608	$28,505	$94,511	$84,270

GAAP gross profit	$20,073	$17,166	$56,784	$49,780
Stock-based compensation and related taxes	257	262	708	932
Amortization of intangible assets	146	40	400	123
Non-GAAP gross profit	$20,476	$17,468	$57,892	$50,835

Gross margin on a GAAP basis	62%	60%	60%	59%
Gross margin on a Non-GAAP basis	63%	61%	61%	60%

GAAP operating loss	$(3,864)	$(3,327)	$(11,959)	$(10,617)
Stock-based compensation and related taxes	2,775	2,722	8,003	8,886
Acquisition-related costs and amortization of intangible assets	197	80	963	244
Change in fair value of acquisition-related contingent consideration	—	—	(128)	—
Non-GAAP operating loss	$(892)	$(525)	$(3,121)	$(1,487)

GAAP net loss	$(3,494)	$(3,179)	$(11,083)	$(10,194)
Stock-based compensation and related taxes	2,775	2,722	8,003	8,886
Acquisition-related costs and amortization of intangible assets	197	80	963	244
Income tax benefit	—	—	(69)	—
Change in fair value of acquisition-related contingent consideration	—	—	(128)	—
Non-GAAP net loss	$(522)	$(377)	$(2,314)	$(1,064)

GAAP basic and diluted net loss per share	$(0.18)	$(0.17)	$(0.56)	$(0.55)
Stock-based compensation and related taxes	0.14	0.15	0.41	0.48
Acquisition-related costs and amortization of intangible assets	0.01	—	0.05	0.01
Income tax benefit	—	—	—	—
Change in fair value of acquisition-related contingent consideration	—	—	(0.01)	—
Non-GAAP basic and diluted net loss per share	$(0.03)	$(0.02)	$(0.11)	$(0.06)

GAAP net loss	$(3,494)	$(3,179)	$(11,083)	$(10,194)
Reconciling items:
Interest and other income, net	(224)	(148)	(599)	(423)
Income tax benefit	(146)	—	(277)	—
Change in fair value of acquisition-related contingent consideration	—	—	(128)	—
Depreciation and amortization	655	484	1,717	1,446
Acquisition-related costs and amortization of intangible assets	197	80	963	244
Stock-based compensation and related taxes	2,775	2,722	8,003	8,886
Adjusted EBITDA	$(237)	$(41)	$(1,404)	$(41)